Exhibit 99.1
PRESS RELEASE

Coconut Palm Acquisition Corp.	news

595 S. Federal Highway, Suite 500, Boca Raton, FL 33432 • 561/955-7300 • 561/955-7333 (f)

FOR IMMEDIATE RELEASE	SYMBOL:CNUT.OB
April 10, 2006	TRADED: OTC BB
COCONUT PALM ACQUISITION CORP. TO MERGE WITH EQUITY BROADCASTING CORP.,
A LEADING SPANISH-LANGUAGE MEDIA SERVICES COMPANY
     Boca Raton, FL, April 10, 2006 — Coconut Palm Acquisition Corp. (CNUTU.OB) (“CPAC”) today announced that it has entered into an Agreement and Plan of Merger with Equity Broadcasting Corporation (“EBC”), one of the largest networks of television stations in the United States and a distribution platform for Spanish-language media. Upon completion of the acquisition, EBC will merge with and into CPAC, with CPAC remaining as the surviving corporation. Following closing of the acquisition, CPAC will seek to change its name to Equity Media Group to reflect its new status as a diversified media services company serving Spanish-language markets and apply for listing on the NASDAQ Stock Market. As one of the leading operators of television stations serving Spanish-language markets in the U.S., EBC currently reaches approximately 15.1 million households, nearly 14% of all U.S. households.
     Under terms of the Agreement and Plan of Merger, EBC shareholders will receive approximately $267.4 million comprised of the issuance of CPAC capital stock, cash, and the assumption by CPAC of EBC’s outstanding debt. The purchase price is comprised of $153.7 million in CPAC common stock, $25.0 million in cash payable to Univision Communications, Inc. (“Univision”) to pay down part of Univision’s current preferred stock interest, $11.7 million in series A convertible non-voting preferred stock to be held by Univision, the transfer at closing of an existing broadcasting station to Univision valued at approximately $15.0 million, and the assumption of up to $62.0 million of EBC debt. The terms are based on a price of $5.81 for each CPAC share. The majority of the $63.1 million of cash in trust that is not used to effect this business combination will be used to provide growth capital for network programming, internal growth initiatives and acquisitions.
     The acquisition of EBC by CPAC creates a recapitalized distribution platform for a diversified media services company in broadcasting, marketing and entertainment serving the United States’ 44 million Hispanics — the fastest-growing segment of this nation’s population. EBC operates 132 television stations in its network, with 26 full power stations, 37 Class A stations and 69 low power stations, broadcasting in 33 markets across the U.S. EBC is the second largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with 22 affiliates in Spanish-language markets and television stations in 8 of the nation’s top 55 Hispanic markets. With this transaction, Univision has agreed to extend the terms of its affiliate agreements with EBC for 15 years in all markets in which it operates, and in addition has granted EBC affiliation rights in 3 new markets.
     “We are thrilled to be part of building a leader in Spanish-language media in the U.S. through this strategic transaction,” said Larry Morton, President and Chief Executive Officer of EBC. “CPAC’s management team has a tremendous track record of success, and we believe that EBC’s powerful platform will create new opportunities for advertisers and service offerings. Spanish-language media is still in the early stages of its growth in the U.S., and by combining with CPAC, we will create a publicly-held, diversified media services company with the resources to take advantage of the vast opportunities to accelerate the growth of our Hispanic network of stations. We will also continue to grow and leverage our English language portfolio of stations as well as the recurring revenue potential of our proprietary Central Automated Satellite Hub technology, which currently enables us to provide outsourced services to over 40 broadcasters in the U.S. and internationally. In addition, we are positioned to introduce New Media service offerings such as secondary entertainment channels as well as channels for home shopping, weather and news, wireless internet or video-on-demand on EBC’s excess digital spectrum, and pursue complementary content and distribution-related acquisitions. We are excited about the opportunity to join CPAC in continuing to build EBC into a diversified media services enterprise.”

     “We believe this transaction provides an opportunity to enhance EBC’s strong distribution capabilities as a top U.S. Hispanic media services company by growing internally and through acquisition of complementary media service offerings,” said Richard C. Rochon, Chairman and Chief Executive Officer of CPAC. “Spanish-language media is a rapidly growing industry that provides opportunities for generating significant free cash flow and operating leverage. EBC, which to date has largely been managed as a developer of television stations and not for revenue or profit maximization, has yet to realize its revenue or broadcast cash flow potential and is being acquired at an attractive discount to asset value. With the growth of the Hispanic population, the dominance of Univision programming, and the EBC centralcasting model, we will be able to drive stations to profitability faster than traditional operating models. EBC will provide us with a distribution platform for revenue enhancement and earnings diversification as well as significant growth opportunities through coordinated sales and promotional efforts. By instantly penetrating top U.S. Hispanic markets with EBC’s assets, we are well positioned to accelerate the growth of service offerings we plan to introduce.”
     Upon completion of the transaction, Equity Media Group will be based in Little Rock, Arkansas, and will also have offices in Boca Raton, Florida and New York City. Larry Morton will continue in his role as President and Chief Executive Officer of the new company, supported by the current EBC management team, CPAC management and newly recruited executives. Three designees of EBC, including Larry Morton, and three designees of CPAC, including Robert C. Farenhem, will join the Board of Directors. Existing CPAC director Mario B. Ferrari will be named Chief Strategic Officer of the new Equity Media Group. Existing EBC director Henry Luken III will be named Chairman of the new seven-member Board of Equity Media Group.
     Univision Communications Inc. is the premier Spanish-language media company in the United States. Its operations include Univision Network, the most-watched Spanish-language broadcast television network in the U.S. reaching 98% of U.S. Hispanic Households; TeleFutura Network, a general- interest Spanish-language broadcast television network, which was launched in 2002 and now reaches 86% of U.S. Hispanic Households; Galavision, the country’s leading Spanish-language cable network; Univision Television Group, which owns and operates 62 television stations in major U.S. Hispanic markets and Puerto Rico; Univision Radio, the leading Spanish-language radio group which owns and/or operates 69 radio stations in 16 of the top 25 U.S. Hispanic markets and 4 stations in Puerto Rico; Univision Music Group, which includes Univision Records, Fonovisa Records, and a 50% interest in Mexico-based Disa Records labels as well as Fonomusic and America Musical Publishing companies; and Univision Online, the premier Spanish-language Internet destination in the U.S. located at http://www.univision.com. Univision Communications also has a 50% interest in TuTv, a joint venture formed to broadcast Televisa’s pay television channels in the U.S. Univision’s common stock ownership in EBC will be less than 3% after giving effect to the transaction, and it will continue to own series A convertible non-voting preferred stock issued by the new Equity Media Group after giving effect to the transaction. Univision is headquartered in Los Angeles with television network operations in Miami and television and radio stations and sales offices in major cities throughout the United States. For more information, please visit http://www.univision.net.
     The acquisition, which has been approved by the Boards of both companies, is expected to close by June 15, 2006, subject to approval by the shareholders of both companies as well as regulatory approvals and customary closing conditions. EBC’s four largest shareholders, Univision, Sycamore Venture Capital, L.P., Henry Luken III, and Arkansas Media, LLC have agreed to vote in favor of the transaction. The transaction is subject to completion of due diligence by CPAC as of May 5, 2006. The closing of the merger is subject to customary closing conditions, including approval of the merger agreement by the stockholders of both CPAC and EBC and the expiration of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended. In addition, the closing is conditioned on holders of not more than 20% of the shares of CPAC voting against the merger and electing to convert their CPAC shares into cash, as permitted by the CPAC certificate of incorporation. CPAC plans to promptly file an 8-K with additional information on the transaction.
     Morgan Joseph and Co. and Royal Palm Capital Partners served as financial advisors to CPAC in connection with the transaction and Akerman Senterfitt was legal advisor. Holt Media Group provided financial advisory services for EBC and Friday, Eldredge and Clark was legal advisor.
About CPAC
CPAC is a blank check company that was formed for the specific purpose of consummating a business combination. CPAC raised net proceeds of approximately $64 million through its initial public offering consummated in September 2005 and has dedicated its time since the offering to seeking and evaluating business combination opportunities. CPAC currently has 14,000,000 shares of common stock outstanding and 23,000,000 warrants.

About Morgan Joseph & Co.
Morgan Joseph & Co. Inc. is a full service investment-banking firm with over 115 employees and seven offices in six cities dedicated to serving middle market companies. The firm’s primary focus is on providing financial advisory and capital raising services. These include mergers and acquisitions advice, restructuring advice, private placements and public offerings of debt and equity. For its institutional investor clients, Morgan Joseph provides a full range of sales and execution services, including equity research and specialized reports on high yield and convertible debt.
About Royal Palm Capital Partners, LLC
Royal Palm Capital Partners, LLC (“RPCP”) is a private investment and management firm based in Boca Raton, FL. RPCP focuses on making control investments in companies operating in industries poised for consolidation and growth in the United States and partners with world-class management teams in their respective industries.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in integrating merged businesses; uncertainties as to the timing of the merger; approval of the transaction by the stockholders of the companies; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; and the competitive environment in the industry of the combined entity and competitive responses to the proposed merger. Actual results may differ materially from those contained in the forward-looking statements in this press release. CPAC and EBC undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement. CPAC and its officers and directors may be deemed to have participated in the solicitation of proxies from CPAC’s stockholders in favor of the approval of the acquisition. Information concerning CPAC’s directors and executive officers is set forth in the CPAC’s documents filed with the Securities and Exchange Commission (available at http://www.sec.gov). Stockholders may obtain more detailed information regarding the direct and indirect interests of CPAC and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

EDITOR NOTE:
Listed below are EBC television stations being acquired under the terms of the transaction. They include:

City	Call Sign	City	Call Sign	City	Call Sign
Amarillo, TX	K38IP-LP	Fort Smith, AR	K33HE-LP	Norman, OK	KUOK-CA
Amarillo, TX	KEYU-LP	Fort Smith, AR	KUFS-LP	Oklahoma City, OK	KCHM-CA
Amarillo, TX	K59HG-LP	Fort Smith, AR	KFDF-CA	Oklahoma City, OK	KWDW-LP
Amarillo, TX	KAMT-LP	Goldfield, NV	KEGS-FP	Paris, AR	KRAH-CA
Amarillo, TX	KEAT-LP	Great Falls, MT	KLMN-FP	Pine Bluff, AR	KWBK-LP
Atlanta, GA	WYGA-CA	Harrison, AR	KWBM-FP	Pocatello, ID	KUNP-LP
Aurora, CO	KDEV-CA	Hindsville, AR	KRBF-CA	Port St. Lucie, FL	WSLF-LP
Aurora, MO	KNJE-LP	Hot Springs, AR	KTVV-CA	Poteau, OK	KSJF-CA
Barre, VT	W54CV-CA	Idaho Falls, ID	K52IT-LP	Price, UT	KCBU-FP
Batesville, AR	K54GT-CA	Idaho Falls, ID	K54JF-LP	Pullman, WA	KQUP-FP
Bentonville, AR	KHMF-CA	Idaho Falls, ID	K28II-LP	Rawlins, WY	K21CV-LP
Boise, ID	KUNS-LP	Idaho Falls, ID	K69IS-LP	Reno, NV	KRRI-LP
Bondurant, WY	K69DD-LP	Ithaca, NY	WNYI-FP	Reno, NV	KELM-LP
Borger, TX	KEYU-FP	Jackson, MS	WJXF-LP	Roseburg, OR	KTVC-FP
Bozeman, MT	K56IM-LP	Jackson, MS	WJMF-LP	Rutland, VT	W35BQ/W61CE-CA
Bozeman, MT	KBTZ-LP	Jackson, WY	K56BT-LP	Salem, OR	KPOU-LP
Burlington, VT	WGMU-CA	Kalispell, MT	KMMF-LP	Salt Lake City, UT	KUBX-CA
Burlington, VT	WBVT-CA	Kalispell, MT	KEXI-LP	Salt Lake City, UT	K45GX-LP
Butte, MT	KBTZ-FP	Kansas City, MO	KUKC-LP	Scottsbluff, NE	KTUW-FP
Camden, AR	KYPX-FP	La Grande, OR	KPOU-FP	Searcy, AR	K43IM-LP
Casper, WY	KTWO-FP	Lander, WY	K22CI-LP	Seattle, WA	KUSE-LP
Cedar City, UT	K16FZ-LP	Laramie, WY	K61DX-LP	Sheridan, AR	KWBF-LP
Cheyenne, WY	KDEV-FP	Las Vegas, NV	KEGS-CA	Sheridan, WY	K55BL-LP
Claremont, NH	W17CI-LP	Las Vegas, NV	KNBX-CA	Shoshoni, WY	K13NZ-LP
Colbert, OK	K34HQ-LP	Lawton, OK	K64GJ-LP	Shoshoni, WY	K35CV-LP
Couer d’Alene, ID	KQUP-LP	Lawton, OK	KOUN-LP	Siloam Springs, AR	KKAF-CA
Detroit, MI	WUDT-CA	Little Rock, AR	KWBF-FP	Springdale, AR	KJBW-CA
Dothan, AL	W59DY-LP	Little Rock, AR	KHUG-CA	Springdale, AR	KBBL-CA
Dothan, AL	W53CQ-LP	Little Rock, AR	KHTE-LP	Springfield, MO	KWBM-CA
El Dorado, AR	K55JY-LP	Little Rock, AR	KLRA-CA	Springville, NY	WNGS-FP
El Dorado, AR	K47JG-LP	Little Rock, AR	KKYK-CA	St. Albans, VT	W52CD-CA
Ellenburg, NY	W49BI-LP	Little Rock, AR	KHUG-CA	Sulphur, OK	KOKT-CA
Ely, NV	KBNY-FP	Little Rock, AR	KLRA-CA	Tulsa, OK	KUTU-CA
Eugene, OR	KAMK-LP	Little Rock, AR	KHTE-LP	Tuskegee, AL	WBMM-FP
Eureka Springs, AR	KWFT-FP	Logan, UT	KUTF-FP	Twin Falls, ID	W64FX-LP
Fayetteville, AR	KFFS-CA	Lusk, WY	K12IS-LP	Ventura, CA	KIMG-LP
Fayetteville, AR	KEGW-LP	Marianna, FL	WBIF-FP	Vernal, UT	KBCJ-FP
Fort Myers, FL	WLZE-CA	Marquette, MI	WMQF-FP	Vernal, UT	K060F-LP
Fort Smith, AR	KXUN-LP	Minneapolis, MN	WUMN-CA	Waterloo, IA	KWWF-FP
Fort Smith, AR	K66FM-LP	Minneapolis, MN	WTMS-CA	Wichita Falls, TX	KUWF-LP
Fort Smith, AR	K32GH-LP	Missoula, MT	KMMF-FP	Wichita Falls, TX	K36GZ-LP
Fort Smith, AR	KWFT-LP	Monkton, VT	W19BR-LP	Williston, FL	W56EJ-LP
Fort Smith, AR	K58FB-LP	Naples, FL	WUVF-CA	Woodward, OK	KUOK-FP
Fort Smith, AR	K48FL-LP	Newport, VT	W36CP-LP	Wyodak, WY	K08AA-LP
_____________
Legend: FP-Full Power; CA-Class A; LP-Low Power

FOR MORE INFORMATION:	Beau Ferrari
-or- Stan Smith, Public Relations Director, Coconut Palm Acquisition Corp.
561-955-7300 or E-mail: ssmith@rpcp.com
-or-
Bob Leahy
Financial Relations Board
212-445-8017 or E-mail: bleahy@financialrelationsboard.com

FOR MORE INFORMATION:	Larry Morton Equity Broadcasting Corp. 501-221-0400

4